Rydex Series Funds
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Managed Futures Strategy Fund

Supplement dated May 22, 2015 to the Summary Prospectus, Statutory Prospectus (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”), each dated May 1, 2015, for Class Y shares of the Managed Futures Strategy Fund.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

After careful consideration, at a meeting of the Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”) held on May 18, 2015, Security Investors, LLC, the investment adviser to the Managed Futures Strategy Fund (the “Fund”), recommended, and the Board approved, the closing and subsequent liquidation of the Fund’s Class Y shares (the “Liquidation”). In its determination to approve the Liquidation, the Board reviewed the Advisor’s recommendation, including information received from the Advisor regarding the share class’s small asset base, limited distribution prospects, and potential need to increase class expenses to ensure the share class is economically viable and determined the Liquidation is in the best interests of the Fund’s Class Y shareholders. Accordingly, the Fund’s Class Y shares are expected to cease operations, liquidate their assets, and distribute the liquidation proceeds to Class Y shareholders of record on or after June 26, 2015 (the “Liquidation Date”). Class Y shares will close to purchases by new shareholders and additional purchases by existing shareholders effective on or about May 29, 2015. The Liquidation may cause the Fund to increase its cash holdings and deviate from its investment objective and strategies as stated in the Fund’s Prospectuses.

Prior to the Liquidation Date, Class Y shareholders of the Fund may redeem (sell) or exchange their shares in the manner described in the Fund’s Class Y shares Statutory Prospectus under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively, at any time prior to the Liquidation Date.

Shareholders who wish to continue to hold shares of the Fund may exchange their Class Y shares for Institutional Class shares of the Fund prior to the Liquidation Date. Shareholders who opened their accounts directly with the Fund’s transfer agent, Rydex Fund Services, LLC (the “Transfer Agent”), may contact the Transfer Agent at 800.820.0888 prior to the Liquidation Date to request that their Class Y shares be exchanged for Institutional Class shares. Shareholders who opened their accounts through a broker or other financial intermediary should contact their financial intermediary to assist with the exchange of their Class Y shares. For more information, or to request copies of the prospectuses and Statement of Additional Information for the Fund’s Institutional Class shares, call Client Services at 800.820.0888 or visit guggenheiminvestments.com.

Shareholders remaining in the Fund just prior to or on the Liquidation Date may bear increased transaction costs incurred in connection with the liquidation of Class Y shares.

If no action is taken by a Class Y shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of their shares as of the close of business on the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Important Information for Retirement Plan Investors: Retirement plan investors should consult their tax advisers regarding the consequences of the receipt of a liquidating cash distribution or a redemption of Fund shares prior to the liquidation of the Fund’s Class Y shares. Upon the receipt of a distribution from the Fund, whether in the form of a redemption or liquidating cash distribution, retirement plan investors may have a limited time within which to reinvest the distribution proceeds to avoid adverse tax consequences.

Shareholders may contact Guggenheim Investments Client Services at 800.820.0888 with any questions regarding the Liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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